Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

10. Commitments and Contingencies

Capital Leases—The Company has entered into certain capital lease agreements for computer equipment, software, and buildings. The leases are payable in monthly installments through March 2021.

The recorded balance of capital lease obligations as of December 31, 2010 and 2011 was $20.2 million and $19.1 million, respectively. The Company recorded interest expense in connection with its capital leases of $0.1 million, $0.5 million and $1.8 million for each of the years ended December 31, 2009, 2010 and 2011, respectively.

Future minimum payments under capital leases at December 31, 2011, are as follows (in thousands):

Years Ending December 31,	Capital Lease Obligations
2012	$3,396
2013	2,944
2014	2,848
2015	2,840
2016	3,045
Thereafter	13,071
28,144
Less portion representing interest	9,068
Present value of future minimum payments	19,076
Less current portion	1,740
Long-term obligations	$17,336

In May 2010, the Company entered into a long-term lease for a facility in Waltham, Massachusetts. The lease is for approximately 97,000 square feet and has an initial term of ten years, which commenced during the first quarter of 2011, with the option to extend for an additional five years. The Company’s minimum payments under this lease are expected to be $25.3 million over the initial term. In addition to base rent, the Company is also responsible for its share of electricity cost and its pro rata share of increases in operating expenses. The landlord provided the Company with an allowance for certain tenant improvement costs, up to $2.1 million. In connection with the Waltham lease, the Company provided the landlord a security deposit of $1.0 million in the form of an irrevocable letter of credit. The Company is accounting for this lease as a capital lease.

In July 2010, the Company entered into a long-term lease for a facility in Westborough, Massachusetts. The lease is for approximately 67,000 square feet. The lease term is from July 2010 through January 2021, and provides for the option to extend for one additional term of five years and the option for the Company to terminate the Westborough lease in February 2016. The Company’s minimum payments under this lease are expected to be $4.4 million over the initial term. In addition to the base rent, the Company is also responsible for its share of operating expenses and taxes, including, but not limited to, insurance, real estate taxes, and common area maintenance costs. In connection with the lease, the Company provided a security deposit of approximately $0.2 million to the landlord in the form of an irrevocable, unconditional, negotiable letter of credit. The landlord provided the Company with allowances totaling approximately $0.6 million for certain upgrades and repairs to be made by the Company. The Company is accounting for this lease as a capital lease. In December 2011, the Company entered into an amended agreement to increase the lease space by approximately 22,000 square feet over the original lease term. The minimum payments related to the additional lease space are expected to be $1.5 million. The incremental lease obligation for the additional lease space will be recognized in January 2012 when the lease becomes effective upon the landlord satisfying the conditions of the lease and the Company being granted the right to access the property.

Operating Leases—The Company has non-cancelable operating lease agreements for office, research and development and manufacturing space in the United States, China, and Korea. The Company also has operating leases for certain equipment and automobiles. These lease agreements expire at various dates through 2019 and certain of them contain provisions for extension on substantially the same terms as are in effect. Where leases contain escalation clauses, rent abatements, and/or concessions, such as rent holidays and landlord or tenant incentives or allowances, the Company applies them in the determination of straight-line rent expense over the lease term.

Future minimum payments under operating leases consisted of the following at December 31, 2011 (in thousands):

Years Ending December 31,	Operating Leases
2012	$3,482
2013	3,292
2014	3,254
2015	3,265
2016	3,060
Thereafter	8,110
Total minimum lease payments	$24,463

The Company incurred rent expense under all operating leases of $4.3 million, $5.0 million, and $4.6 million for the years ended December 31, 2009, 2010 and 2011, respectively.

Royalty Obligations—In December 2001, the Company entered into an exclusive worldwide license agreement with a university for certain technology developed by the university. As part of this agreement, the Company has agreed to pay royalties for sales of products using the licensed technology. The royalty payments include minimum guaranteed payments of $50,000 per year. In addition, as payment for this license, the Company issued 200,000 shares of the Company’s common stock in December 2001. The term of the agreement shall remain in effect until the expiration of all issued patents. During the years ended December 31, 2009, 2010 and 2011, the Company paid royalties of $0.3 million, $0.4 million, and $1.0 million, respectively.

Additionally, under the terms of the license agreement, the Company is required to reimburse the university for certain legal fees related to the maintenance of the patents. The Company paid the university $0.1 million, $0.1 million and $0.4 million for the years ended December 31, 2009, 2010 and 2011, respectively, for patent legal fees and other related expenses, all of which are included in research and development expense in the accompanying consolidated statements of operations.

On October 31, 2011, the Company entered into a Patent Sublicense Agreement with LiFePO4+C Licensing AG as part of a settlement agreement with Hydro-Quebec and the Board of Regents of the University of Texas System, on behalf of the University of Texas at Austin. As partial consideration of the license grants by LiFePO4+C Licensing AG, the Company will be required to pay royalties to LiFePO4+C Licensing AG commencing as of January 1, 2012 based on a fixed percentage of the Company’s cell revenues using licensed lithium metal phosphate materials (plus cell revenues attributed to any permitted sublicensees of the Company). The calculation of the Company’s cell revenues will be based on a fixed percentage of the Company’s worldwide product revenues. Such fixed percentage may be adjusted by mutual agreement if the Company’s standalone cell revenues increase significantly in proportion to overall product revenues.

Purchase Obligations—Purchase obligations include agreements or purchase orders to purchase goods or services that are enforceable and legally binding and specify all significant terms. Purchase obligations exclude agreements that are cancelable without penalty. As of December 31, 2011, the total outstanding purchase obligations, inclusive of the supply agreement described below, were $66.9 million, of which $48.4 million will be settled within the next twelve months. Purchase obligations related to capital equipment purchases may be partially reimbursable under the Company’s various government grants.

In June 2010, the Company entered into a supply agreement for a raw material component which included commitments to purchase minimum product volumes for each of the years ending December 31, 2010 through December 31, 2013. If the Company’s purchase volumes during any year fail to meet the minimum purchase commitments, it is required to pay the seller a variance payment for the difference between the amount actually purchased in that calendar year and the annual minimum purchase commitment for that calendar year. The Company will receive a credit for the amount of the variance payment to be applied to purchases in the following year and will have until April 1, 2015 to reclaim any variance payments resulting from the minimum purchase commitments for calendar years 2012 or 2013. This arrangement qualifies as a normal purchase and normal sales contract. For the years ended December 31, 2010 and 2011, the Company purchased $4.8 million and $8.5 million under this supply agreement, respectively. As the supplier of raw materials was not able to meet capacity requirements pursuant to the supply agreement, the Company was relieved of their obligation to meet the minimum purchase commitment for the year ended December 31, 2011. The amounts of purchase commitments remaining under this contract by year are as follows (in thousands):

Purchase Commitment
2012	$18,500
2013	18,500
2014	—
Total future purchase commitments	$37,000

Litigation—In November 2005, the Company received a letter asserting that it was infringing upon certain U.S. patents. In April 2006, the Company commenced an action in the United States District Court for the District of Massachusetts seeking a declaratory judgment that the patents in question were not infringed by the Company’s products and that the patents claiming to be infringed upon are invalid. On September 11, 2006, a countersuit was filed against the Company and two of its business partners in the United States District Court for the Northern District of Texas alleging infringement of these patents. In October 2006 and January 2007, the U.S. Patent and Trademark Office (“PTO”) granted the Company’s request for reexamination of the two patents. In January and February 2007, the two suits were stayed pending the reexamination. The reexaminations of the two patents were concluded on April 15, 2008 and May 12, 2009, respectively. As a result, the scope of the claims in each patent were narrowed from those of the original claims made. The Company filed a motion to re-open the litigation in the United States District Court for the District of Massachusetts on June 11, 2009. On September 28, 2009, the Massachusetts court entered an order denying that motion, which the Company appealed on October 27, 2009 to the United States Court of Appeals for the Federal Circuit. The United States Court of Appeals for the Federal Court upheld the Massachusetts Court’s decision on November 10, 2010. On July 22, 2009, the Company was sent a proposed Second Amended Complaint which the complainants intend to seek leave to file with the Texas court in light of the PTO’s reexaminations. On August 27, 2009, Hydro-Quebec and The University of Texas (“UT”) filed a Motion for Leave to File Second Amended Complaint and Jury Demand in the United States District Court for the Northern District of Texas and the Company was granted several unopposed extensions to file its response. Hydro-Quebec and UT filed for leave to file an Amended Motion for Leave to File Second Amended Complaint and Jury Demand on April 1, 2010 and the Company filed its opposition to this application on April 22, 2010. On June 7, 2011, Hydro-Quebec filed a new complaint in the United States District Court for the Northern District of Texas against the Company and other companies alleging infringement of a newly-issued continuation patent to one of the patents in the existing action. Hydro-Quebec has amended this complaint to include three additional continuation patents that have subsequently issued.

On June 27, 2011, the parties engaged in a court ordered mediation session in New York City before the Honorable John Lifland, a retired federal judge. On October 31, 2011, the Company entered into a Settlement Agreement and related Patent Sublicense Agreement with LiFePO4+C Licensing AG and with Hydro-Quebec and the Board of Regents of the University of Texas System, on behalf of the University of Texas at Austin.

For the year ended December 31, 2011, the Company recognized a settlement charge of $5.0 million related to this lawsuit which is recorded within general and administrative expense in the consolidated statement of operations. The Company has paid $3.5 million of the settlement amount during the year ended December 31, 2011 and the remaining $1.5 million, which will be paid in two equal installments in 2013 and 2014, pursuant to the agreement, is recorded in other long-term liabilities in the consolidated balance sheet.